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                                SEI INDEX FUNDS
                             Bond Index Portfolio

      Supplement dated October 2, 1995 to Prospectus dated July 31, 1995.


     On August 11, 1995, the Board of Trustees of the SEI Index Funds (the "Trust") met and approved a series of changes relating to the investment adviser of the Bond Index Portfolio (the "Portfolio"). At that meeting, the Board determined to give notice of its intention to terminate the investment advisory agreement between the Trust and World Asset Management, effective as of October 2, 1995. The Board then approved, subject to shareholder approval, a new investment advisory agreement with Mellon Bond Associates, effective as of October 2, 1995.

     Pursuant to regulations of the Securities and Exchange Commission, Mellon Bond Associates will serve as investment adviser prior to the special meeting of shareholders being called by the Board of Trustees for the purpose of considering the new advisory agreement. The shareholder meeting is expected to be held on December 12, 1995. At that meeting, shareholders of the Portfolio will be asked to approve a new advisory agreement which provides that Mellon Bond Associates will be compensated at the rate of .07% of the average daily net asset of the Portfolio. Prior to the meeting Mellon Bond Associates will be compensated at the rate of .03% of the daily average net assets of the Portfolio, the same rate of compensation as that paid to World Asset Management.


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